UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2010

Lightstone Value Plus Real Estate Investment Trust II, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-151532	83-0511223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)
Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

 Lightstone Value Plus Real Estate Investment Trust II, Inc. (the “Company”) corrected its Articles of Amendment and Restatement (the “Articles”) effective as of July 13, 2010.   The corrections to the Articles are as follows:

•	The Company deleted Section 8.6 Incentive Fees of Article 8 of the Articles in its entirety.

•
The Company corrected Section 8.8 Acquisition Fees of Article 8 of the Articles to change that the total acquisition fees and acquisition expenses shall not exceed an amount equal to five percent of the contract purchase price or, in the case of a mortgage, five percent of funds advanced from six percent.

The conformed Articles are filed herein as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

(a) and (b) Financial Statements and Pro Forma Financial Information.

Not applicable.

(c) Shell Company.

Not applicable.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Lightstone Value Plus Real Estate Investment Trust II, Inc. Conformed Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.

Date: July 16, 2010	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Principal Accounting Officer